Exhibit 99.1
1stDibs Reports Third Quarter 2025 Financial Results

New York, NY — November 7, 2025 — 1stdibs.com, Inc. (NASDAQ: DIBS), a leading online marketplace for luxury design products ("1stDibs" or the "Company"), today reported financial results for its third quarter ended September 30, 2025.
Third Quarter 2025 Financial Highlights
•Net revenue was $22.0 million, an increase of 4% year-over-year.
•Gross profit was $16.3 million, an increase of 9% year-over-year.
•Gross margin was 74.3%, compared to 71.0% in the third quarter 2024.
•GAAP net loss was $3.5 million compared to a net loss of $5.7 million in the third quarter 2024.
•Non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin was $(0.2) million and (1.1)%, respectively, compared to $(3.0) million and (14.1)%, respectively, in the third quarter 2024.
•Cash, cash equivalents and short-term investments totaled $93.4 million as of September 30, 2025.

"The third quarter represented a major breakthrough defined by focus and execution. We successfully completed a major strategic realignment, making structural changes that directly led to our best Adjusted EBITDA margin as a public company,” said David Rosenblatt, 1stDibs Chief Executive Officer. “These strong financial results validate our strategy: we are now well positioned for profitability and market share gains even in a challenging environment."

"Our third quarter performance reflects disciplined cost management and operating rigor,” said Tom Etergino, Chief Financial Officer of 1st Dibs. “Through targeted reductions and sharper marketing efficiency, we delivered Adjusted EBITDA well above guidance and our strongest margin performance as a public company. This reset of our expense base accelerates our path to sustained profitability, putting us on track to achieve positive Adjusted EBITDA in the fourth quarter and for the full-year 2026. In addition, with our strong balance sheet and clear visibility to profitability, we were pleased that our Board authorized a $12 million share repurchase program – a reflection of our confidence in the company’s long-term value.”

Other Recent Business Highlights and Third Quarter Key Operating Metrics
•On November 4, 2025, our Board of Directors authorized us to repurchase up to an aggregate of $12.0 million of our common stock (“November 2025 Stock Repurchase Program”). The November 2025 Stock Repurchase Program replaces the prior August 2024 Stock Repurchase Program.

•Gross Merchandise Value ("GMV") was $89.1 million, an increase of 5% year-over-year.
•Number of Orders was approximately 32K, a decrease of 4% year-over-year.
•Active Buyers was approximately 63K, an increase of 1% year-over-year.

Financial Guidance and Outlook
The Company’s fourth quarter 2025 guidance is below.

Q4 2025 Guidance
GMV	$90 million - $96 million
Net revenue	$22.3 million - $23.5 million
Adjusted EBITDA margin (non-GAAP)	2% - 5%

Actual results may differ materially from our Financial Guidance and Outlook as a result of, among other things, the factors described under “Forward-Looking Statements” below.
A GAAP reconciliation to our non-GAAP guidance measure (adjusted EBITDA) is not available on a forward-looking basis without unreasonable effort due to the potential variability and uncertainty of expenses that may be incurred in the future. Stock-based compensation expense is impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to change. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our historical non-GAAP financial results included in this press release.

Webcast Information
1stDibs will host a webcast to discuss its third quarter ended 2025 financial results today at 8:00 a.m. Eastern Time. Investors and participants can access the webcast at the 1stDibs Investor Relations website (investors.1stdibs.com). A replay of the webcast will be available through the same link following the webcast, for one year thereafter.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, 1stDibs announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, company blog posts, public conference calls and webcasts, as well as the investor relations website.

Final Results
The financial results discussed herein are presented on a preliminary basis; final data will be included in 1stDibs's Quarterly Report on Form 10−Q for the period ended September 30, 2025.

About 1stDibs
1stDibs is a leading online marketplace for connecting design lovers with highly coveted sellers and makers of vintage, antique, and contemporary furniture, home décor, art, jewelry, watches and fashion.

Investor Relations Contact:
Kevin LaBuz
investors@1stdibs.com

Forward-Looking Statements
This press release contains or references "forward-looking statements" and "forward-looking information" within the meaning of applicable federal and state securities laws (collectively, "forward-looking statements"). Forward-looking statements include statements relating to our financial guidance for the fourth quarter of 2025 and underlying assumptions; our ability to improve customer engagement and frequency; our ability to align our resources with strategic growth and profitability; and the impact of our marketing efforts. Any statements in this press release, other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans, objectives of management for future operations, long term operating expenses, and expectations for capital requirements, may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: "accelerate," "anticipate," "believe," "can," "contemplate," "continue," "could," "demand," "estimate," "expand," "expect," "focus," "intend," "may," "might," "objective," "ongoing," "opportunity," "outlook," "plan," "potential," "predict," "progress," "project," "should," "target," "will," "would," or the negative of these terms, or other comparable terminology or similar expressions intended to identify statements about the future.

These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the following: (1) our continued efforts to lay the foundation for future growth; (2) our focus on efficiency and steps to align our expenses to current demand and the impact thereof; (3) our progress towards reaccelerating sustainable growth, reducing our cost, increasing operating leverage, and re-engineering our cost base; and (4) our future results of operations and financial position, including our financial guidance and outlook. We cannot guarantee that any forward-looking statement will be accurate. Forward-looking statements are based on current expectations of future events and if these prove to be inaccurate, actual results could vary materially from our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to vary materially from those discussed or implied in the forward-looking statements. These risks and uncertainties include but are not limited to the following: (1) our ability to execute our business plan and strategies to achieve our strategic initiatives; (2) our ability to achieve future growth; (3) our ability to enhance GMV growth and shareholder value; (4) our ability to effectively manage costs; (5) our ability to execute our stock repurchase program; (6) our ability to reduce operating costs and realign investment priorities; and (7) macroeconomic conditions or geopolitical events or similar risks, as well as other risks, uncertainties, and other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including our Form 10-K for the year ended December 31, 2024 and other periodic reports and filings we make with the SEC. We qualify all of our forward-looking statements by these cautionary statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. These forward-looking statements speak only as of the date of this press release and we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, or otherwise, except as required by law.

Key Operating Metrics Definitions
Gross Merchandise Value
We define Gross Merchandise Value ("GMV") as the total dollar value from items sold by our sellers through 1stDibs in a given month, minus cancellations within that month, and excluding shipping and U.S. sales taxes. GMV includes all sales reported to us by our sellers, whether transacted through the 1stDibs marketplace or reported as an offline sale. We view GMV as a measure of the total economic activity generated by our online marketplace, and as an indicator of the scale and growth of our online marketplace and the health of our ecosystem. Our historical performance for GMV may not be indicative of future performance in GMV.
Number of Orders
We define Number of Orders as the total number of orders placed or reported through the 1stDibs marketplace in a given month, minus cancellations within that month. Our historical performance for Number of Orders may not be indicative of future performance in Number of Orders.
Active Buyers
We define Active Buyers as buyers who have made at least one purchase through our online marketplace during the 12 months ended on the last day of the period presented, net of cancellations. A buyer is identified by a unique email address; thus an Active Buyer could have more than one account if they were to use a separate unique email address to set up each account. We believe this metric reflects scale, engagement and brand awareness, and our ability to convert user activity on our online marketplace into transactions. Our historical performance for Active Buyers may not be indicative of future performance in new Active Buyers.

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share and per share amounts)

	September 30, 2025	December 31, 2024
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$19,938	$25,964
Short-term investments	73,437	77,919
Accounts receivable, net of allowance for doubtful accounts of $79 and $13 at September 30, 2025 and December 31, 2024, respectively	818	490
Prepaid expenses	3,927	2,859
Receivables from payment processors	3,670	2,833
Other current assets	2,125	1,799
Total current assets	103,915	111,864
Restricted cash, non-current	3,696	3,657
Property and equipment, net	3,029	3,564
Operating lease right-of-use assets	17,621	19,728
Goodwill	4,306	4,232
Other assets	2,634	2,713
Total assets	$135,201	$145,758
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,260	$2,228
Payables due to sellers	7,095	8,605
Accrued expenses	11,482	11,475
Operating lease liabilities, current	4,403	4,186
Other current liabilities	1,692	1,965
Total current liabilities	25,932	28,459
Operating lease liabilities, non-current	15,267	17,970
Other liabilities	4	24
Total liabilities	41,203	46,453
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized as of September 30, 2025 and December 31, 2024; zero shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized as of September 30, 2025 and December 31, 2024; 43,535,862 and 42,271,388 shares issued as of September 30, 2025 and December 31, 2024, respectively; and 36,614,348 and 35,827,866 outstanding as of September 30, 2025 and December 31, 2024, respectively	435	422
Treasury stock, at cost; 6,921,514 and 6,443,522 shares as of September 30, 2025 and December 31, 2024, respectively	(33,412)	(31,618)
Additional paid-in capital	472,119	463,224
Accumulated deficit	(344,977)	(332,352)
Accumulated other comprehensive loss	(167)	(371)
Total stockholders’ equity	93,998	99,305
Total liabilities and stockholders’ equity	$135,201	$145,758

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net revenue	$21,972	$21,190	$66,652	$65,487
Cost of revenue	5,641	6,154	18,101	18,520
Gross profit	16,331	15,036	48,551	46,967
Operating expenses:
Sales and marketing	7,959	9,146	25,217	27,580
Technology development	5,906	5,471	17,420	15,686
General and administrative	6,358	6,864	19,916	20,756
Provision for transaction losses	791	947	2,653	2,183
Total operating expenses	21,014	22,428	65,206	66,205
Loss from operations	(4,683)	(7,392)	(16,655)	(19,238)
Other income, net:
Interest income	977	1,357	3,065	4,695
Other, net	252	356	1,040	1,128
Total other income, net	1,229	1,713	4,105	5,823
Net loss before income taxes	(3,454)	(5,679)	(12,550)	(13,415)
Provision for income taxes	(52)	(4)	(75)	(8)
Net loss	$(3,506)	$(5,683)	$(12,625)	$(13,423)
Net loss per share—basic and diluted	$(0.10)	$(0.15)	$(0.35)	$(0.35)
Weighted average common shares outstanding—basic and diluted	36,338,544	36,719,249	35,913,430	38,321,518

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(12,625)	$(13,423)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,272	1,439
Stock-based compensation expense	10,838	11,008
Provision for transaction losses, returns and refunds	453	984
Amortization of operating lease right-of-use assets	2,742	2,535
Accretion of discounts and amortization of premiums on short-term investments, net	(353)	(1,972)
Other, net	15	(5)
Changes in operating assets and liabilities:
Accounts receivable	(435)	(306)
Prepaid expenses and other current assets	(1,758)	(925)
Receivables from payment processors	(837)	(607)
Other assets	(27)	(895)
Accounts payable and accrued expenses	(1,070)	(2,194)
Payables due to sellers	(1,510)	2,654
Operating lease liabilities	(3,119)	(2,177)
Other current liabilities and other liabilities	(293)	(1,824)
Net cash used in operating activities	(6,707)	(5,708)
Cash flows from investing activities:
Maturities of short-term investments	55,800	66,887
Sales of short-term investments	988	18,667
Purchases of short-term investments	(51,909)	(68,868)
Development of internal-use software	(569)	(1,076)
Purchases of property and equipment	(108)	(595)
Other, net	—	310
Net cash provided by investing activities	4,202	15,325
Cash flows from financing activities:
Proceeds from exercise of stock options	—	817
Payments for repurchase of common stock	(1,794)	(22,754)
Payments for taxes related to net share settlement of stock-based compensation awards	(1,982)	(3,218)
Net cash used in financing activities	(3,776)	(25,155)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	294	222
Net decrease in cash, cash equivalents, and restricted cash	(5,987)	(15,316)
Cash, cash equivalents, and restricted cash at beginning of the period	29,621	40,975
Cash, cash equivalents, and restricted cash at end of the period	$23,634	$25,659

Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted EBITDA Margin
In this press release, we provide Adjusted EBITDA, a non-GAAP financial measure that represents our net loss adjusted to exclude: (1) depreciation and amortization; (2) stock-based compensation expense; (3) other income, net; (4) provision for income taxes; (5) restructuring expenses; and (6) strategic alternative expenses. We also provide Adjusted EBITDA Margin, a non-GAAP financial measure that presents Adjusted EBITDA divided by net revenue. Below is a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA.
We have included Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures, because they are key measures used by our management team to help us to assess our operating performance and the operating leverage in our business. We also use these measures to analyze our financial results, establish budgets and operational goals for managing our business, and make strategic decisions. We believe that Adjusted EBITDA and Adjusted EBITDA Margin help identify underlying trends in our business that could otherwise be masked by the effect of the income and expenses that we exclude from Adjusted EBITDA and Adjusted EBITDA Margin. Accordingly, we believe that these metrics provide useful information to investors and others in understanding and evaluating our results of operations, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to key financial metrics used by our management in their financial and operational decision-making. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance.
The non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented should not be considered as the sole measure of our performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with GAAP. Further, these non-GAAP financial measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our condensed consolidated statements of operations. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, and are not intended, and should not be construed, as a substitute for the related financial information calculated in accordance with GAAP. These limitations of Adjusted EBITDA and Adjusted EBITDA Margin include the following:
•The exclusion of certain recurring, non-cash charges, such as depreciation and amortization of property and equipment. While these are non-cash charges, we may need to replace the assets being depreciated in the future and Adjusted EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements;
•The exclusion of stock-based compensation expense, which has been a significant recurring expense and will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of our compensation strategy;
•The exclusion of other income, net, which includes interest income related to our cash, cash equivalents and short-term investments and realized and unrealized gains and losses on foreign currency exchange;
•The exclusion of discrete restructuring expenses such as severance and benefit costs from reductions in force and reorganizations that are fundamentally different in strategic nature from ongoing initiatives. We believe exclusion of these items facilitates a more consistent comparison of operating performance over time because they are distinct from ongoing operational costs; and

•The exclusion of strategic alternative expenses in connection with capital return strategies, buy- and sell-side mergers, acquisitions and partnerships which include integration costs, sale of a business or subsidiary.
Because of these limitations, you should consider Adjusted EBITDA and Adjusted EBITDA Margin alongside other financial performance measures, including net loss and our other GAAP results. The information in the tables below sets forth the non-GAAP financial measures along with the most directly comparable GAAP financial measures.

1STDIBS.COM, INC.
Reconciliation of Net Loss to Adjusted EBITDA
(Amounts in thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(3,506)	$(5,683)	$(12,625)	$(13,423)
Excluding:
Depreciation and amortization	392	507	1,272	1,439
Stock-based compensation expense	3,246	3,902	10,838	11,008
Other income, net	(1,229)	(1,713)	(4,105)	(5,823)
Provision for income taxes	52	4	75	8
Restructuring expenses	802	—	802	348
Strategic alternative expenses	—	—	—	77
Adjusted EBITDA (non-GAAP)	$(243)	$(2,983)	$(3,743)	$(6,366)
Divided by:
Net revenue	$21,972	$21,190	$66,652	$65,487
Adjusted EBITDA Margin (non-GAAP)	(1.1)%	(14.1)%	(5.6)%	(9.7)%